Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Imperva, Inc. Stock
Date of Purchase: 11/09/11
Underwriter From Whom Purchased: Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:   $
18.00
Aggregate % of Issue Purchased: 3.66%
 Commission, Spread or Profit:  $1.26
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Intermolecular, Inc. Stock
Date of Purchase: 11/17/11
Underwriter From Whom Purchased: Morgan Stanley and Co
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:   $
10.00
Aggregate % of Issue Purchased: 3.01%
 Commission, Spread or Profit:  $0.70
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Manning & Napier, Inc. Stock
Date of Purchase: 11/17/11
Underwriter From Whom Purchased: Merrill Lynch & Co Inc.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:   $
12.00
Aggregate % of Issue Purchased: 0.91%
 Commission, Spread or Profit:  $0.63
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: American Tower Corp. Notes
Date of Purchase: 10/03/11
Underwriter From Whom Purchased: RBS Securities
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:   $
99.86
Aggregate % of Issue Purchased: 2.40%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: The Mosaic Company Notes
Date of Purchase: 10/17/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:   $
99.09
Aggregate % of Issue Purchased: 1.11%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Sonoco Products Co. Notes
Date of Purchase: 10/20/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ
Securities
 Purchase Price:   $
99.54
Aggregate % of Issue Purchased: 4.00%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Verizon Communications Inc. Notes
Date of Purchase: 10/27/11
Underwriter From Whom Purchased: UBS Investment Bank
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley &
Mitsubishi UFJ Securities
 Purchase Price:   $
99.07
Aggregate % of Issue Purchased: 0.67%
 Commission, Spread or Profit:  0.75%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: EQT Corp. Notes
Date of Purchase: 11/02/11
Underwriter From Whom Purchased: Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ
Securities
 Purchase Price:   $
99.09
Aggregate % of Issue Purchased: 1.33%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Cigna Corp. Notes
Date of Purchase: 11/03/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley &
Mitsubishi UFJ Securities
 Purchase Price:   $
99.92
Aggregate % of Issue Purchased: 1.67%
 Commission, Spread or Profit:  0.60%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Teva Pharmaceutical Finance IV BV Notes
Date of Purchase: 11/07/11
Underwriter From Whom Purchased: Goldman Sachs
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:   $
99.64
Aggregate % of Issue Purchased: 2.86%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Amgen Inc. Notes
Date of Purchase: 11/01/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley &
Mitsubishi UFJ Securities
 Purchase Price:   $
99.90
Aggregate % of Issue Purchased: 1.50%
 Commission, Spread or Profit:  0.35%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Amgen Inc. Notes
Date of Purchase: 11/07/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley &
Mitsubishi UFJ Securities
 Purchase Price:   $
99.72
Aggregate % of Issue Purchased: 0.29%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Simon Property Group Notes
Date of Purchase: 11/10/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley &
Mitsubishi UFJ Securities
 Purchase Price:   $
99.69
Aggregate % of Issue Purchased: 2.14%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Ecolab Inc. Notes
Date of Purchase: 12/05/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ
Securities
 Purchase Price:   $
99.80
Aggregate % of Issue Purchased: 1.20%
 Commission, Spread or Profit:  0.60%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Ecolab Inc. Notes
Date of Purchase: 12/05/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ
Securities
 Purchase Price:   $
99.94
Aggregate % of Issue Purchased: 0.40%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Gilead Sciences Inc. Notes
Date of Purchase: 12/06/11
Underwriter From Whom Purchased: Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ
Securities
 Purchase Price:   $
99.77
Aggregate % of Issue Purchased: 1.00%
 Commission, Spread or Profit:  0.88%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Hewlett-Packard Co. Notes
Date of Purchase: 12/06/11
Underwriter From Whom Purchased: Goldman Sachs
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:   $
99.71
Aggregate % of Issue Purchased: 1.91%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: ERP Operating LP Notes
Date of Purchase: 12/07/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:   $
99.62
Aggregate % of Issue Purchased: 0.70%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1): Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.